Exhibit 99.1

2016 Credit Suisse Homebuilders and Building Products Conference

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control that may cause our business, strategy or actual results to differ materially from the forward-looking statements. In addition, these risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 9, 2016. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to August 9, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance

GMS Overview

- **#1 North American specialty distributor of interior construction products** [(1)]
  - 13% market share in wallboard
  - 14% market share in ceilings
- Critical link between suppliers and highly fragmented customer base
  - **20,000+ interior contractor customers**
- National scale with **190 branches across 41 states and the District of Columbia**
- **Broad product offering of 20,000+ SKUs** enabling GMS to be a one-stop-shop for the interior contractor
- **Substantial diversification across customers, geographies and end markets**
  - **Balanced mix of commercial and residential construction as well as new construction and R&R**

Net Sales Breakdown (FY 2016)



Other
$409mm
22%
Steel Framing
$281mm
15%
Ceilings
$297mm
16%
Wallboard
$871mm
47%



Residential
~40%
Commercial
~60%

Net Sales [(1)]

($ in millions, April FYE)



5-yr CAGR: 16.1%
$881
$991
$1,162
$1,353
$1,570
$1,858
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Growth
NA 12% 17% 16% 16% 18%

Adjusted EBITDA [(2)]



5-yr CAGR: 50.8% (2)
$18
$32
$58
$87
$114
$8
$106
$150
$12
$138
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Margin
2.0% 3.3% 5.0% 6.4% 6.7% 7.4%

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) FY 2015 and FY 2016 Adj. EBITDA includes approximately $8.1 million and $12.1 million, respectively, from entities acquired in FY 2015 and FY 2016, respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix.

3

GMS has an integrated national platform, but operates through over 40 local brands that are highly regarded in their markets Branch managers are empowered and incented to run operations like entrepreneurs within parameters of the overall business model GMS’s model ensures customer and product decisions are made by the individual with the best local market knowledge GMS’s model generates significant economies of scale, while maintaining the high service levels, entrepreneurial culture, and the customer intimacy of a local business National Platform With Local Presence And Independent Brands GMS combines the benefits of national scale with a local “go-to-market” strategy Representative Local Brands 4

Product Overview

	Wallboard	Ceilings	Steel Framing	Other Products
Description	▪ #1 Market Position ▪ Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects ▪ Exterior wallboard	▪ #1 Market Position ▪ Suspended ceiling systems primarily comprised of mineral fiber, ceiling tile and grid ▪ Architectural specialty ceilings systems	▪ Steel framing products for interior walls ▪ Sold into commercial applications, typically as part of a package with wallboard, ceilings and other products	▪ Primarily consists of complementary interior construction products, including joint compound, finishing materials, tools and fasteners, safety products and EIFS (exterior insulation and finishing system)
Products	▪ Various types of wallboard including: 1/2 inch standard (residential), 5/8 inch fire rated (commercial), foil backed, lead lined, moisture resistant, mold resistant and vinyl covered	▪ Acoustical ceiling tiles (standard and architectural specialty) ▪ Clips ▪ Covered fiberglass ▪ Ceiling tile grid ▪ Hangers	▪ Drywall steel ▪ Flat stock ▪ Plastering steel ▪ Structural framing ▪ Studs and track	▪ Adhesives ▪ EIFS ▪ Insulation ▪ Joint compound and plaster ▪ Safety equipment ▪ Tools and fasteners










5

A One-Stop-Shop for the Interior Contractor

GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings, steel framing and all the ancillary products needed to complete the job

- **GMS Serves as a Critical Link Between Suppliers and a Highly Fragmented Customer Base**
  - Specialty wallboard distributors lead the *wallboard distribution* channel with ~65%
  - Specialty distributors account for ~90% of *ceilings distribution* channel

Key manufacturers	Channel (1)
Wallboard: American Gypsum, Continental Building Products, CertainTeed, Georgia-Pacific, PABCO, USG, National Gypsum	**Specialty Distributors (~65%)** Lumberyards (~15%) Big Box Retailers (~20%)
Ceilings: Armstrong, USG, CertainTeed	**Specialty Distributors (~90%)** Other (~10%)

"One-stop-shop" for the Interior Contractor



Steel Framing
Fasteners
Wallboard
Joint Compound
Ceilings
Tools
Safety Products
Insulation
Interior Contractor

(1) Based on management estimates. Highlighted box indicates channels in which GMS competes.

GMS Gypsum Management & Supply

6

Highly Attractive Industry Structure

Consolidated supplier base focused on price and margin optimization

Wallboard

- Number of North American suppliers declined from 12 in late 1990s to 7 today
- The **top 4 represent ~76%** of the market [(1)]



PABCO
4%
CONTINENTAL BUILDING PRODUCTS
10%
Eagle Materials
10%
13%
CertainTeed
16%
Georgia-Pacific
21%
National Gypsum
USG
26%

Ceilings

- Highly consolidated supplier base
- **Average price increase of ~4%** annually since 2007 [(2)]
- GMS maintains a strong, long-standing relationship with the supplier of the leading ceiling tile brand, with exclusivity in many of GMS's markets



Top 3 represent ~95%
Other
5%
CertainTeed
15%
Armstrong
55%
25%
USG

Source: Management estimates.
(1) Based on 2015 financials.
(2) Based on USG Corporation's public filings and our management estimates.

7

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 8

#1 position in wallboard and ceilings with 13% and 14% market share, respectively National scale and leading market positions drive: Purchasing advantage over smaller competitors Access to market leading ceilings (with exclusivity in many markets) and wallboard brands Ability to sell to large homebuilders and commercial contractors on a national basis (1) Source: Gypsum Association and GMS data. Market Leader with Scale Advantages Virtuous Cycle Creates Defensible Market Position National Scale Combined With Local Expertise Greater Product Availability & Resources for Investment Differentiated Service Model Advantageous Purchasing Market Share Gains #1 Market Position GMS’s scale creates sustainable competitive advantages that are expected to reinforce its market position and lead to further market share gains GMS Branch Locations 9

Differentiated Service Model Drives Market Leadership Delivery Execution Safety Customer Support Product Availability Breadth of Product Availability Differentiates GMS from Smaller Competitors Ensures product availability Access to latest product innovations; significant customer for its top suppliers Leading ceiling tile line with exclusivity in certain markets Approximately 600 Salespeople Helping Customers Succeed in the Market Place Deep technical expertise and knowledge of local markets Key intermediary for suppliers in reaching the end customer Provides business development, bid support, expertise, and sourcing Differentiated Service Model Logistics Execution is Critical Given Weight And Delivery Requirements Reputation for best-in-class delivery execution Strong processes, sequenced loading, coordinated delivery, and leading technology and equipment Customized delivery plan and unique degree of quality control Network of Regional Safety Managers Strict and consistent safety procedures Safety protocol critical to larger commercial contractor customers Superior Safety Track Record is Highly Valued by Customers GMS believes it sets the industry standard in product availability, customer support, delivery execution and safety; this differentiated service model has driven attractive gross profit margins 10

Multiple Levers to Drive Growth

Strong track record of executing profitable growth strategy

Organic Growth
- Continued Market Share Gains
- Greenfield Branch Openings

Strategic Acquisitions
- Strategic Acquisition Opportunities in Highly Fragmented Market

Market Growth
- End Market Recovery and Expansion

Margin Expansion
- Operating Leverage
- Operational Excellence

Net Sales (1)

($ in millions, April FYE)



5-yr CAGR: 16.1%
$881
$991
$1,162
$1,353
$1,570
$1,858
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Growth
NA
12%
17%
16%
16%
18%

Adjusted EBITDA (2)



5-yr CAGR: 50.8% (2)
$18
$32
$58
$87
$114
$8
$106
$150
$12
$138
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
% Margin
2.0%
3.3%
5.0%
6.4%
6.7%
7.4%

GMS Wallboard Market Share

'10–'15 share gain: ~450 bps



8.6%
8.8%
9.4%
9.9%
11.1%
13.1%
CY2010
CY2011
CY2012
CY2013
CY2014 (3)
CY2015 (4)

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) FY 2015 and FY 2016 Adj. EBITDA includes approximately $8.1 million and $12.1 million, respectively, from entities acquired in FY 2015 and FY 2016, respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5 year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix.
(3) Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014.
(4) Includes the wallboard volume from entities acquired in FY 2016 assuming that the entities were acquired on January 1, 2015.

GMS
GYPSUM MANAGEMENT & SUPPLY

11

Strong History of Market Share Gains

GMS has a proven history of growing faster than the market and gaining share

Organic Growth Drivers

Significant Competitive Advantages:

- **Scale and leading market positions** drive competitive advantage
- **Breadth of product availability** and access to leading brands and latest product innovations
- Highly trained workforce delivering **differentiated service** offering
- High degree of logistics capabilities and expertise, and **best-in-class execution**

Initiatives:

- Continue to **expand retail showroom** network within its branches
- Capitalize on its national **homebuilder** initiative
- Continue to strengthen relationships with manufacturers and customers via **GMS's national sales expo**
- **Deliver the latest product innovations** in order to continue to provide holistic solutions to its customers

Above Market Growth [1]



GMS Wallboard Market Share
CY2015 (3)
21.7%
2.6%
13.1%
CY2014 (2)
17.3%
4.9%
11.1%
CY2013
14.8%
8.4%
9.9%
CY2012
17.3%
10.0%
9.4%
CY2011
2.4%
0.8%
8.8%
GMS Wallboard Volume Growth
North American Wallboard Volume Growth

(1) Source: Gypsum Association and GMS data.
(2) Includes the wallboard volume from entities acquired in fiscal 2015 assuming that the entities were acquired on January 1, 2014.
(3) Includes the wallboard volume from entities acquired in fiscal 2016 assuming that the entities were acquired on January 1, 2015.

12

Acquisition Strategy Recent GMS Acquisitions February 2016 January 2016 November 2015 September 2015 April 2016 February 2016 November 2015 Tri-Cities Drywall & Supply Industry Structure: Large, highly fragmented industry comprised of ~400 competitors Similar business operations enable efficient integration Limited number of scaled players Acquisition Strategy: Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities Fit GMS culture and platform Deliver scale benefits Attractive purchase price multiples Dedicated M&A team Pipeline: The majority of the market is comprised of local independent competitors representing significant opportunity Maintain active dialogue with many operators at any given time Given GMS’s employee-centric culture and track record in the industry, it is the acquirer of choice, positioning GMS to continue to drive growth through acquisitions Acquirer of Choice in Highly Fragmented Market July 2016 May 2016 Mach 2015 March 2015 February 2015 November 2014 October 2014 August 2014 13

Significant Opportunity to Further Expand the Platform

GMS has a significant opportunity to expand its geographic footprint in under served and under penetrated markets through greenfields and acquisitions

- GMS has a demonstrated history of successful expansion through greenfields and acquisitions
- GMS has no presence in just under 50% of the top 100 MSAs in the U.S.
- Significant opportunity for share gains in new and existing markets over time



Current GMS Branch
MSA with limited or no GMS Presence(1)
Canada
WA
OR
ID
MT
ND
SD
MN
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
PA
OH
IN
IL
IA
NE
WY
UT
NV
CA
AZ
CO
KS
MO
KY
WV
VA
NC
TN
OK
AR
NM
TX
LA
MS
AL
GA
SC
FL
AK
HI

(1) GMS currently has limited or no branches in the areas identified as an MSA with no GMS presence. There can be no assurance that GMS will be able to expand into any of these areas. Additionally, in the event GMS takes measures to expand into these areas, there can be no assurance that GMS will be successful, and any such expansion will be subject to several risks including those discussed under the heading "Risk Factors" in its Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

GMS
GYPSUM MANAGEMENT & SUPPLY

14

Capitalizing on Large and Diverse End Markets Poised for Continued Growth GMS’ business mix is diversified across commericial and residential as well as new construction and R&R end markets, all of which are expected to continue to see robust growth End markets still we below historic levels New Commercial ~(44%) below prior peak New Residential ~(46%) below prior peak Significant R& exposure, well below prior peak 15

Entrepreneurial Culture And Experienced Leadership Driving Superior Execution

Significant Experience In The Industry

- Senior management **averages 25 years in the industry** and over 20 years with GMS
- VPs of Operations across all seven geographic divisions have 30+ years of industry experience and have **worked with GMS for 25+ years** on average
- Significantly **enhanced Yard Support Center** team with new leaders in finance, M&A, HR and legal

Entrepreneurial / Ownership Culture

- Significant management equity ownership with **71 employees owning ~26%** (~30% including options); personally invested in the success and growth of the Company
- **Attractive variable compensation structure**, consisting of tiered, profit-based structure which incentivizes superior performance
- Unique culture combining **a results driven environment with a highly entrepreneurial, self starter attitude**

Proven Track Record

- **Delivering consistent, above market growth**
- Unwavering focus on operational excellence drives enhanced **margin expansion and earnings growth**

GMS
GYPSUM MANAGEMENT & SUPPLY
16

Financial Highlights Above-Market Growth Attractive Cash Flow Dynamics Continued margin improvement Attractive End Market Dynamics Proven track record of driving consistent above market growth and share gains Ability to deliver superior service and a comprehensive product suite Well positioned to capitalize on recovery in construction end markets Balanced exposure to residential, commercial and R&R end-markets providing tailwinds across the cycle Poised to benefit from significant operating leverage Ongoing focus on cost management and operational efficiency Low capex requirements to fund growth Proven history of generating strong free cash flows (1) Free cash flow defined as adjusted EBITDA less capex. Well positioned to drive continued above-market growth 17

Record Fiscal Q4 2016 and FY 2016 Sales

GMS continues to outpace construction end market expansion

Fiscal Q4 2016 Net Sales (1)



Net Sales ($ mm)
$600
$400
$200
$0
+30.3% YOY
$527.2
$404.5
$88.2
$26.2
+16.0% Base Business YOY
$439.0
$378.3
Fiscal Q4 2015
Fiscal Q4 2016
Base Business
Acquisitions

Twelve Months 2016 Net Sales (1)



Net Sales ($ mm)
$2,000
$1,500
$1,000
$500
$0
+18.3% YOY
$1,858.2
$1,570.1
$215.8
$44.4
+7.6% Base Business YOY
$1,642.4
$1,525.7
FY 2015
FY 2016
Base Business
Acqusitions

Fiscal Q4 2016 Performance

($ in millions)	Fiscal Q4 4/30/15	Fiscal Q4 4/30/16	YOY Growth	Base Business (2)
Wallboard Volume (MSF)	600	816	36.0%	18.9%
Wallboard Price ($/'000 Sq. Ft.)	$ 315	$ 305	(3.2%)	
Net Sales				
Wallboard	$ 189.0	$ 248.8	31.6%	16.7%
Ceilings	69.4	78.2	12.6%	6.4%
Steel Framing	58.5	77.8	33.0%	16.9%
Other Products	87.6	122.4	39.8%	22.4%
Total Net Sales	**$ 404.5**	**$ 527.2**	**30.3%**	**16.0%**

Twelve Months 2016 Performance

($ in millions)	Fiscal Q4 YTD 4/30/15	Fiscal Q4 YTD 4/30/16	YOY Growth	Base Business (2)
Wallboard Volume (MSF)	2,328	2,843	22.1%	9.9%
Wallboard Price ($/'000 Sq. Ft.)	$ 309	$ 306	(0.7%)	
Net Sales				
Wallboard	$ 718.1	$ 871.0	21.3%	9.7%
Ceilings	278.7	297.1	6.6%	3.1%
Steel Framing	243.2	281.3	15.7%	3.2%
Other Products	330.0	408.8	23.9%	10.5%
Total Net Sales	**1,570.1**	**1,858.2**	**18.3%**	**7.6%**

Completed three acquisitions in Fiscal Q4 2016 and seven in FY 2016

(1) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition.
(2) When calculating its "base business" results, GMS excludes any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year.

GMS GYPSUM MANAGEMENT & SUPPLY

18

Continued Margin Expansion in Fiscal Q4 2016 and FY 2016 Gross Profit ($ mm) Fiscal Q4 2016 Adjusted Gross Profit & Margin (1) (5) Adj. EBITDA ($ mm) Fiscal Q4 2016 Adjusted EBITDA (2) Gross Profit ($ mm) FY 2016 Adjusted Gross Profit & Margin (1) Tailored investments in Yard Support Center, IT and branch talent to support expanding activity are paying off $29.8 (5) Adj. EBITDA ($ mm) FY 2016 Adjusted EBITDA (2) $113.9 Excludes cost of sales impact of purchase accounting adjustments. See page 15 for GAAP metric. Fiscal Q4 2015, FY 2015, Fiscal Q4 2016 and FY 2016 Adj. EBITDA includes approximately $1.0 million, $8.1 million, $0.1 million, and $12.1 million, respectively, from entities acquired in FY 2015 and FY 2016, respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin excludes the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. $43.7 +32.0% YOY Margin(2): 7.1% 8.3% Margin(2): 6.7% 7.4% 19

Attractive Capital Structure Pro forma leverage of ~3.2x Net Debt / LTM Adj. EBITDA as of 4/30/16, after use of net proceeds from IPO together with cash on hand to pay off $160 million Second Lien Term Loan Continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.9x as of 4/30/15 $275.0 million of our variable rate debt is capped at 5.75% through October 31, 2018 There remains a significant degree of liquidity in the business, with $19 million of cash on hand and an additional $187 million undrawn on the ABL facility as of 4/30/16 Commentary Leverage Summary Net Debt / Adjusted EBITDA Note: Fiscal year end April 30. 20 ($ mm) 4/30/14 4/30/15 4/30/16 4/30/16 FYE FYE FYE PF Cash $33 $12 $19 $16 US Asset-Based Revolver - 17 102 102 First Lien Term Loan 390 386 382 382 Second Lien Term Loan 160 160 160 - Capital Lease and Other 2 10 14 14 Total Debt $552 $573 $658 $498 LTM PF Adj. EBITDA $87 $114 $150 $150 Total Debt / LTM Adj. EBITDA 6.3x 5.0x 4.4x 3.3x Net Debt / LTM Adj. EBITDA 6.0x 4.9x 4.3x 3.2x 6.0x 4.9x 4.3x 3.2x 4/30/14 4/30/15 4/30/16 4/30/16 PF

Appendix

Net Income to Adjusted EBITDA

Non-GAAP Adjusted EBITDA Reconciliation

($ in 000s)
(Unaudited)

		Fiscal Year Ending April 30,					
		2016	2015	2014 (1)	2013	2012	2011
Net income (loss)		$ 12,564	$ (11,697)	$(219,814)	$(182,627)	$ (7,830)	$ (6,939)
Income tax expense (benefit)		12,584	(6,626)	(240)	11,534	2,658	2,086
Discountinued operations, net of tax		-	-	-	-	(362)	23
Interest income		(928)	(1,010)	(922)	(798)	(885)	(711)
Interest expense		37,418	36,396	7,180	4,413	2,966	3,236
Change in fair value of mandatorily redeemable shares			-	200,004	198,212	8,952	6,978
Depreciation expense		26,667	32,208	16,042	11,665	7,840	7,136
Amortization expense		37,548	31,957	2,556	72	732	4,239
EBITDA		$125,853	$ 81,228	$ 4,806	$ 42,471	$ 14,071	$ 16,048
Adjustments							
Executive compensation	(A)	$ -	$ -	$ 2,447	$ 13,420	$ 8,266	$ 3,413
Stock appreciation rights expense (benefit)	(B)	1,988	2,268	1,368	1,061	253	(47)
Redeemable noncontrolling interests	(C)	880	1,859	3,028	2,195	407	(245)
Equity-based compensation	(D)	2,699	6,455	28	82	(154)	(114)
AEA transaction related costs	(E)	-	837	67,964	230	133	53
Severance costs and discontinued operations	(F)	379	413	-	(30)	(205)	(824)
Transaction costs (acquisition and other)	(G)	3,751	1,891	-	-	-	-
(Gain) loss on disposal of assets		(645)	1,089	(864)	(2,231)	(556)	14
AEA management fee	(H)	2,250	2,250	188	-	-	-
Effects of fair value adjustments to inventory	(I)	1,009	5,012	8,289	-	-	-
Interest rate swap / cap mark-to-market	(J)	19	2,494	(192)	313	-	(586)
Contributions from acquisitions	(K)	12,093	8,064	-			
Pension withdrawal	(L)	-	-	-	-	10,179	-
Total Add-Backs		24,423	32,632	82,256	15,040	18,323	1,664
Adjusted EBITDA		$150,276	$113,860	$ 87,062	$ 57,511	$ 32,394	$ 17,712

Commentary

A. Represents compensation paid to certain executives who were majority owners prior to the AEA acquisition of GMS. Following the acquisition, these executives' compensation agreements were amended and, going forward, GMS does not anticipate additional adjustments

B. Represents non-cash compensation expenses related to stock appreciation rights agreements

C. Represents non-cash compensation expense related to changes in the redemption values of noncontrolling interests

D. Represents non-cash equity-based compensation expense related to the issuance of stock options

E. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

F. Represents severance and other costs for discontinued operations and branch closures

G. One-time costs related to the IPO and acquisitions (other than the AEA acquisition) paid to third party advisors

H. Represents management fees paid to AEA, which were discontinued after the IPO

I. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value, primarily related to the AEA acquisition

J. Mark to market adjustments for certain financial instruments

K. Full year (i.e. predecessor) pro forma impact of acquisitions made during FY 2015 and FY 2016

L. Represents costs incurred in connection with withdrawal from a multi-employer pension plan

(1) FY14 is comprised of 11 month period (predecessor) and one month period (successor)

GMS
GYPSUM MANAGEMENT & SUPPLY

22

Summary Quarterly Financials

Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
Wallboard Volume (MSF)	578	613	537	600	2,328	681	700	646	816	2,843
Wallboard Price ($ / '000 Sq. Ft.)	$ 307	$ 305	$ 307	$ 315	$ 309	$ 310	$ 306	$ 305	$ 305	$ 306
Wallboard	$ 177	$ 187	$ 165	$ 189	$ 718	$ 211	$ 214	$ 197	$ 249	$ 871
Ceilings	72	74	63	69	279	79	75	65	78	297
Steel framing	64	65	56	58	243	67	70	66	78	281
Other products	82	87	74	88	330	95	99	92	122	409
Net sales	394	413	358	404	1,570	452	458	420	527	1,858
Cost of sales (exclusive of depreciation and amortization shown separately below)	280	287	246	278	1,091	312	314	286	353	1,265
Gross profit	115	126	112	126	479	141	144	134	174	593
Operating expenses:										
Selling, general and administrative expenses	96	99	98	103	396	110	114	112	133	470
Depreciation and amortization	17	16	16	16	64	16	15	16	17	64
Total operating expenses	113	115	113	119	460	126	130	128	150	534
Operating income (loss)	2	11	(1)	7	19	15	14	6	24	59
Other (expense) income:										
Interest expense	(9)	(9)	(9)	(9)	(36)	(9)	(9)	(9)	(9)	(37)
Change in fair value of financial instruments	-	-	(2)	-	(2)	-	-	-	(0)	(0)
Other income, net	1	0	0	0	2	1	0	1	2	4
Total other (expense), net	(9)	(9)	(11)	(8)	(37)	(9)	(9)	(9)	(7)	(34)
Income (loss) from continuing operations, before tax	(7)	2	(12)	(2)	(18)	6	5	(3)	17	25
Income tax expense (benefit)	(1)	(0)	(1)	(4)	(7)	3	3	(1)	8	13
Net income (loss)	(6)	3	(11)	2	(12)	3	3	(2)	9	13
Weighted average shares outstanding:										
Basic	32,342	32,413	32,499	32,551	32,450	32,677	32,738	32,891	32,893	32,799
Diluted	32,342	32,413	32,499	32,684	32,450	32,831	32,898	32,891	33,155	33,125
Net income (loss) per share:										
Basic	$ (0.17)	$ 0.08	$ (0.34)	$ 0.07	$ (0.36)	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38
Diluted	$ (0.17)	$ 0.08	$ (0.34)	$ 0.07	$ (0.36)	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38

Note: Fiscal year end April 30.

GMS
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23

Quarterly Sales Note: Fiscal year end April 30. When calculating its “base business” results, GMS excludes any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. Includes greenfields, which GMS considers extensions of “base business.” 24 ($ in millions) 1Q15 2Q15 3Q15 4Q15 FY15 1Q16 2Q16 3Q16 4Q16 FY16 (Unaudited) Base Business (1) 394 $ 406 $ 347 $ 378 $ 1,526 $ 415 $ 420 $ 369 $ 439 $ 1,642 $ Acquisitions 7 11 26 44 38 38 52 88 216 Total Net Sales 394 $ 413 $ 358 $ 404 $ 1,570 $ 452 $ 458 $ 420 $ 527 $ 1,858 $ Business Days (2) 64 65 61 64 254 64 64 61 65 254 Net Sales by Business Day 6.2 $ 6.4 $ 5.9 $ 6.3 $ 6.2 $ 7.1 $ 7.2 $ 6.9 $ 8.1 $ 7.3 $ Base Business Branches (3) 141 143 143 143 143 143 145 146 148 148 Acquired Branches 2 5 6 13 13 13 14 32 38 38 Total Branches 143 148 149 156 156 156 159 178 186 186

Quarterly Net Income to Adjusted EBITDA

GAAP Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
Net Income (Loss)		$ (5,548)	$ 2,728	$(11,013)	$ 2,136	$ (11,697)	$ 3,011	$ 2,825	$ (2,212)	$ 8,940	$ 12,564
Add: Income Tax Expense		(1,239)	(266)	(1,458)	(3,663)	(6,626)	2,855	2,623	(819)	7,925	12,584
Less: Discontinued Operations, net of tax		-	-	-	-	-	-	-	-	-	-
Less: Interest Income		(305)	(244)	(238)	(223)	(1,010)	(230)	(208)	(247)	(243)	(928)
Add: Interest Expense		9,137	9,226	9,162	8,871	36,396	9,257	9,260	9,473	9,428	37,418
Add: Depreciation Expense		9,284	8,097	7,628	7,199	32,208	7,273	6,465	6,469	6,460	26,667
Add: Amortization Expense		7,560	7,714	7,885	8,798	31,957	8,792	8,797	9,540	10,419	37,548
EBITDA		$18,889	$27,255	$ 11,966	$23,118	$ 81,228	$30,958	$29,762	$22,204	$ 42,929	$125,853
Adjustments											
Stock appreciation rights expense (benefit)	(A)	451	663	391	763	2,268	594	692	337	365	1,988
Redeemable noncontrolling interests	(B)	455	452	249	703	1,859	554	451	167	(292)	880
Equity-based compensation	(C)	1,864	1,586	1,659	1,346	6,455	498	863	728	610	2,699
AEA transaction related costs	(D)	492	345	-	-	837	-	-	-	-	-
Severance costs and discontinued operations	(E)	-	163	100	150	413	557	824	52	(1,054)	379
Transaction costs (acquisition and other)	(F)	-	119	157	1,615	1,891	415	1,340	1,057	939	3,751
Loss (gain) on disposal of assets		450	77	312	250	1,089	(25)	305	(205)	(720)	(645)
AEA management fee	(G)	562	563	562	563	2,250	562	563	562	563	2,250
Effects of fair value adjustments to inventory	(H)	4,486	-	260	266	5,012	-	-	786	223	1,009
Interest rate swap / cap mark-to-market	(I)	-	-	2,494	-	2,494	-	-	-	19	19
Contributions from acquisitions	(J)	2,636	3,023	1,400	1,005	8,064	4,896	4,991	2,073	132	12,093
Total Add-Backs		$11,396	$ 6,991	$ 7,584	$ 6,661	$ 32,632	$ 8,051	$10,029	$ 5,557	$ 785	$ 24,423
Adjusted EBITDA		$30,285	$34,246	$ 19,550	$29,779	$113,860	$39,009	$39,791	$27,761	$ 43,714	$150,276

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the redemption values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

E. Represents severance and other costs for discontinued operations and branch closures

F. One-time costs related to the IPO and acquisitions (other than the AEA acquisition) paid to third party advisors

G. Represents management fees paid to AEA, which were discontinued after the IPO

H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value, primarily related to the AEA acquisition

I. Mark to market adjustments for certain financial instruments

J. Full year (i.e. predecessor) pro forma impact of acquisitions made during FY 2015 and FY 2016

GMS
GYPSUM MANAGEMENT & SUPPLY

25

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